Events after the reporting period	12 Months Ended
Dec. 31, 2021
Events after the reporting period [Abstract]
Events after the reporting period
27. Events after the reporting period

Development Pipeline
On February 28, 2022, Amryt received a Complete Response Letter from the (FDA) regarding its (NDA) for Oleogel-S10, for the treatment of the cutaneous manifestations of EB, a rare, genetic skin disease characterized by extremely fragile skin that blisters and tears from minor friction or trauma for which there are no approved treatment options.

The FDA communicated that it had completed its review of the application and has determined that the application cannot be approved in its present form. The FDA has asked Amryt to submit additional confirmatory evidence of effectiveness for Oleogel-S10 in EB. Amryt intends to discuss with the FDA the nature of the data required to address the Agency’s concerns.

On March 8, 2022, Amryt announced the completion of a successful pharmacokinetic (PK) study for Mycapssa® (oral octreotide). The data supports a planned Phase 3 study of Mycapssa® in the treatment of patients with carcinoid symptoms due to Neuroendocrine Tumors (NET).

On April 22, 2022, the CHMP has adopted a positive opinion, recommending the approval of Filsuvez® in the EU for the treatment of partial thickness wounds associated with dystrophic and junctional EB in patients six months and older. Based on this CHMP recommendation a decision by the EC is expected on the Filsuvez® application within 67 days. The CHMP positive opinion is supported by Phase 3 data from the EASE trial which was the largest ever global trial conducted in patients with EB, performed across 58 sites in 28 countries.

Debt refinancing
On February 22, 2022, Amryt announced that it secured US$125,000,000 of senior credit facilities from funds managed by the Credit Group of Ares Management Corporation (“Ares”). Amryt used a portion of the proceeds to refinance its previous secured term debt facility, which had an outstanding balance of US$93,988,000 as at February 22, 2022, an interest rate of 13.00% and a maturity date of September 2024. The new facilities will generate significant annual interest cost savings as well as provide for important strategic flexibility as Amryt looks to continue to grow its global rare disease presence.

Key features of the new facilities include:
•	Total new facilities of $125 million, consisting of:
o	$85 million Term Loan Facility with interest rate of Secured Overnight Financing Rate (“SOFR”)+6.75%, subject to a 0.90% SOFR floor
o	$40 million Revolving Credit Facility with $20 million drawn at close and interest rate of SOFR+4.00%, subject to a 0.90% SOFR floor
o	Quarterly blended cash interest rate of SOFR+5.87% (assuming fully drawn), subject to a 0.90% SOFR floor, substantially lower than Amryt’s previous secured term debt facility at 13.00% interest
•	Requires interest-only payments until facility matures in February 2027
•	There are no warrants or any equity conversion features associated with the new facilities
•	The proceeds will be used to refinance existing debt, for general corporate and product development purposes; and potentially for shareholder approved share repurchase programs.

Charges were taken over certain assets of the company and its material entities as guarantee and collateral for the provision of the debt.